Exhibit 99.44

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
April 30, 2000



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   5.59%
April, 2000   5.19%
March, 2000   5.72%
February, 2000   5.88%


Cash Yield18.08%


Investor Charge Offs 4.70%


Base Rate 8.19%


Over 30 Day Delinquency 4.72%


Seller's Interest10.74%


Total Payment Rate13.82%


Total Principal Balance$52,271,464,953.72


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$5,612,664,435.23